SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO COREBUILDER SHARES
For the Wells Fargo CoreBuilder Shares - Series M (the “Fund”)

Effective August 31, 2020, Wendy Casetta is removed as a portfolio manager to the Fund. After August 31, 2020, all references to Wendy Casetta in the Fund’s prospectus and Statement of Additional Information are hereby removed.

July 14, 2020	CBM070/P1516SP